UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 8, 2012

Trinity Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2525 Stemmons Freeway, Dallas, Texas		75207-2401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-631-4420

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2012, the Board of Directors of Trinity Industries, Inc. (the "Company") elected Melendy E. Lovett as an independent member of the Company’s Board of Directors, effective immediately. Although she has not been appointed to any committees at this time, it is currently anticipated that she will be appointed to the Audit Committee and the Human Resources Committee of the Board of Directors at a future date. Ms. Lovett will receive the Company’s standard non-employee director compensation. Ms. Lovett was awarded 1,977 restricted stock units that convert to common stock upon retirement from the Board and vest immediately prior to the 2012 Annual Meeting. Ms. Lovett has no arrangement or understanding with any person regarding her selection as a director of the Company. Ms. Lovett does not have any related person transactions with the Company reportable under Item 404(a) of Regulation S-K. The March 8, 2012 press release regarding the election of Ms. Lovett is being filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2012, the Board of Directors amended Section 1 of Article III of the Company’s Bylaws to increase the number of directors from eleven (11) to twelve (12), effective immediately.

Also on March 8, 2012, the Board of Directors approved an amendment to Section 1 of Article III of the Company’s Bylaws to reduce the number of directors from twelve (12) to eleven (11), effective at the Company’s next Annual Meeting of Stockholders.

Item 9.01 Financial Statements and Exhibits.

The following are filed as exhibits to this Report:

99.1 Press release by the Company dated March 8, 2012 announcing the election of Melendy E. Lovett as a director of the Company.

99.2 Amendment to the Company's Bylaws increasing the number of directors from eleven (11) to twelve (12), effective March 8, 2012.

99.3 Amendment to the Company's Bylaws reducing the number of directors from twelve (12) to eleven (11), effective at the Company’s next Annual Meeting of Stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

March 9, 2012	By:	James E. Perry

Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release by the Company dated March 8, 2012 announcing the election of Melendy E. Lovett as a director of the Company.
99.2	Amendment to the Company's Bylaws increasing the number of directors from eleven (11) to twelve (12), effective March 8, 2012.
99.3	Amendment to the Company's Bylaws reducing the number of directors from twelve (12) to eleven (11), effective at the Company’s next Annual Meeting of Stockholders.